UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2023

VISIUM TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its charter)

Florida	000-25753	87-0449667
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4094 MAJESTIC LANE, SUITE 360

FAIRFAX, Virginia 22033

(Address of principal executive offices, including zip code)

(703) 273-0383

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement and Convertible Promissory Note

On August 14, 2023, Visium Technologies, Inc. a Florida corporation (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with 1800 Diagonal Lending LLC, a Virginia limited liability company (the “Investor”), pursuant to which the Company issued to the Investor on that date a 10% Convertible Promissory Note (the “Note”) in the principal amount of $39,900 in exchange for a purchase price of $38,000. The Note was funded by the Investor on August 17, 2023, and an original issue discount of 4.76% ($1,900) was applied on the issuance date, and the Company reimbursed the Investor for expenses for legal fees and due diligence of $5,000, resulting in net loan proceeds to us of $33,000. The Note proceeds will be used by the Company for general working capital purposes. The Purchase Agreement includes customary representations, warranties and covenants by the Company and customary closing conditions.

The Note matures 12 months after the date of issuance. The Note is convertible into shares of the Company’s common stock at any time during the period the Note is outstanding, at a fixed conversion price of $1.50 within 180 days following the issue date and at a variable conversion price of 65% multiplied by certain lowest trading price of the Company’s common stock thereafter.

If the Note is paid off  in full within 60 days following the issue date a prepayment percentage of 120% will apply for amounts owed.  If the Note is paid off from day sixty-one (61) following the issue date to day one hundred eighty (180) days following the Issue Date a prepayment percentage of 125% will apply for amounts owed.

The foregoing descriptions of the Purchase Agreement and the Note do not purport to be complete and are qualified in their entirety by reference to the full text of the Purchase Agreement and the Note, copies of which are filed as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided above in Item 1.01 herein is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.:	Description:
4.1*	Form of Convertible Promissory Note
10.1*	Form of Securities Purchase Agreement

* Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISIUM TECHNOLOGIES, INC.

Date: August 25, 2023	By:	/s/ Mark Lucky
Mark Lucky
Chief Executive Officer

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